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                                                                    Exhibit 4.01

                             [AppliedTheory LOGO]

                           AppliedTheory Corporation

    NUMBER                                                            SHARES
  ----------                                                        ----------
 ATC


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 03828R 10 4

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   THIS IS TO CERTIFY THAT





   IS THE OWNER OF
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        FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                      PAR VALUE OF ONE CENT ($.01) EACH OF
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                           AppliedTheory Corporation

                              CERTIFICATE OF STOCK
(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the certificate of incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent and the holder hereof by acceptance of this certificate consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned by the Transfer Agent.

     Witness, the facsimile seal of the Corporation and the signatures of its duly authorized officers.


Dated:


                         [AppliedTheory Corporation
/s/ David A. Bukel              Corporate Seal         /s/ Richard Mandelbaum
ASSISTANT SECRETARY                1999                CHAIRMAN OF THE BOARD
                                 Delaware]             & CHIEF EXECUTIVE OFFICER


                                   COUNTERSIGNED:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                  (NEW YORK, N.Y.)
                                                                  TRANSFER AGENT

                                   By
                                     -------------------------------------------
                                                            AUTHORIZED SIGNATURE
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The Corporation has more than one class of stock authorized to be issued. The
Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.
________________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- (Cust)________Custodian (Minor)________under Uniform Gifts to Minors Act (State)____

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

FOR VALUE RECEIVED,                    HEREBY SELL, ASSIGN AND TRANSFER UNTO


Please Insert Social Security or Other
Identifying Number of Assignee
_____________________________________________

_____________________________________________


(Please print or typewrite name and address of assignee)________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises


Dated_______________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every par-ticular, without alteration or enlargement or any change whatever.

                                          X_____________________________________
                                                      (owner sign here)


SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.


          KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST,
          STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
          REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
          ISSUANCE OF A REPLACEMENT CERTIFICATE.


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
_____________________________________________               ___________________________________________________
      AMERICAN BANK NOTE COMPANY                             PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
         680 BLAIR MILL ROAD                                                PROOF OF MARCH 9, 1999
           HORSHAM, PA 19014                                              APPLIEDTHEORY CORPORATION
            (215) 657-3480                                                        H 61099 BK
_____________________________________________               ___________________________________________________
    SALES: J. NAPOLITANO: 212-593-5700                                  OPERATOR:
_____________________________________________               ___________________________________________________
 /NET/BANKNOTE/HOME 40/APPLIEDTHEORY-H61099                                           new
_____________________________________________               ___________________________________________________
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